Exhibit 99.1
                                                                   ------------




                               DENNY'S CORPORATION
                             DENNY'S HOLDINGS, INC.


                              LETTER OF TRANSMITTAL

                                For Tender of All
             Outstanding Unregistered 12 3/4% Senior Notes Due 2007
                  for Registered 12 3/4% Senior Notes Due 2007

                 Pursuant to the Prospectus Dated ________, 200_


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    THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT NEW YORK CITY TIME, ON
    FEBRUARY 10, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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                 PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY

         If you want to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and timely submitted to U.S. Bank National Association (the "Exchange Agent") as follows:

         By Mail or Hand Delivery:  U.S. Bank National Association
                                    180 East 5th Street
                                    St. Paul, Minnesota 55101
                                    Attn.: Specialized Finance Department

         Facsimile Transmission:    (651) 244-1537
         Confirm by Telephone:      (800) 934-6802

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via a facsimile number other than as set forth above will not constitute a valid delivery.

         For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (651) 244-0721.

         This Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of outstanding unregistered 12 3/4% Senior Notes Due 2007 in any jurisdiction in which the making or acceptance of this Exchange Offer would not be in compliance with the laws of such jurisdiction.

                               General Information

         The Prospectus dated ________, 2003 (the "Prospectus") of Denny's Corporation and Denny's Holdings, Inc. (collectively, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal") together constitute the Issuers' offer to exchange (the "Exchange Offer") their outstanding unregistered 12 3/4% Senior Notes Due 2007 (the "Old Notes") for new 12 3/4% Senior Notes Due 2007 that are registered under the Securities Act of 1933, as amended (the "New Notes"). For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note; provided, however, tenders of Old Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The form and terms of the New Notes will be identical in all material respects to the form and terms of the Old Notes except that (i) the New Notes will be registered under the Securities Act and, therefore, the New Notes will not bear legends restricting their transfer, and (ii) holders of the New Notes will not be entitled to certain rights under the note exchange and registration rights agreement (the "Exchange and Registration Rights Agreement") that each holder entered into with the Issuers. Holders whose Old Notes are accepted for exchange will not receive any interest accrued on the Old Notes at the time of the exchange. See "The Exchange Offer--Interest on the New Notes" in the Prospectus.

         This Letter of Transmittal is to be completed by all holders of Old Notes wishing to participate in the Exchange Offer. This Letter of Transmittal, together with the certificates representing the Old Notes, are to be forwarded directly to U.S. Bank National Association (the "Exchange Agent").


         The Issuers reserve the right, at any time and from time to time, to extend the Exchange Offer, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Any such extension will be followed as promptly as practicable by a public announcement. In order to extend the Exchange Offer, the Issuers will notify the Exchange Agent by oral or written notice and will issue a press release or other public announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus.



         Holders who wish to tender their Old Notes but who cannot, prior to midnight, New York City time, on the Expiration Date deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal.


         Holders of OLD Notes should CAREFULLY READ THE REMAINDER OF THIS LETTER OF TRANSMITTAL, complete the appropriate boxes below and sign this Letter of Transmittal to indicate the action the holders elect to take with respect to the Exchange Offer.

                               Tender of Old Notes

Ladies and Gentlemen:


         The undersigned hereby acknowledges receipt of the Prospectus dated ______, 2003. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the Old Notes described in Box I (Description of Tendered Notes) (the "Tendered Notes"). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that, to the extent it is not the beneficial owner of the Tendered Notes, it has received from each beneficial owner of the Tendered Notes (a "Beneficial Owner") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Tendered Notes.


         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, (ii) present the Tendered Notes for transfer on the books of the Issuers and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the Tendered Notes and that the Issuers will acquire good and unencumbered title to the Tendered Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned further represents and warrants to the Issuers that (i) the information set forth in Box II (Beneficial Owner(s)) is correct, (ii) any New Notes to be received by the undersigned and any Beneficial Owner in exchange for the Tendered Notes will be acquired in the ordinary course of business and for investment purposes of the undersigned and such Beneficial Owner, (iii) neither the undersigned nor any Beneficial Owner is engaged in or intends to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of the New Notes; (iv) neither the undersigned nor any Beneficial Owner is a broker-dealer who purchased the Tendered Notes directly from the Issuers for resale pursuant to Ruled 144A or any other available exemption under the Securities Act, and (v) neither the undersigned nor any Beneficial Owner is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act.

         The undersigned agrees that acceptance of any Tendered Notes by the Issuers and the issuance of New Notes in exchange therefor will constitute performance in full by the Issuers of their obligations under the Exchange and Registration Rights Agreement and that the Issuers will have no further obligations or liabilities thereunder, except as expressly provided therein.

         The undersigned and each Beneficial Owner also acknowledge as follows:
The Exchange Offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the "Commission") set forth in several "no-action" letters to third parties and unrelated to the Issuers and the Exchange Offer and, based on such interpretations, the Issuers believe that the New Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such New Notes are acquired in the ordinary course of such holders' business for investment purposes and such holders are not engaged in and do not intend to engage in and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. Any holder that is an affiliate of the Issuers or that intends to participate in the Exchange Offer for the purpose of distributing the New
Notes (i) will not be able to rely on the interpretation by the staff of the Commission set forth in the above-mentioned "no action" letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in such holder incurring liability under the Securities Act for which the holder is not indemnified by the Issuers. The undersigned and each Beneficial Owner acknowledge that the Issuers have not sought or received their own "no action" letter with respect to the Exchange Offer, and that there can be no assurance that if the Issuers did seek its own "no-action" letter, that the staff of the Commission would make a similar determination with respect to this Exchange Offer.

         The undersigned further acknowledges that the Issuers may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

         The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.

         For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given written notice thereof to the Exchange Agent.

         The undersigned understands that tenders of the Old Notes pursuant to the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering" and in the Instructions in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions set forth herein and in the Prospectus. The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions of the Exchange Offer" the Issuers will not be required to accept the Tendered Notes for exchange. In addition, the undersigned understands that the undersigned may withdraw its tender of Old Notes only as set forth in the Prospectus under "The Exchange Offer -- Withdrawal of Tenders." Tendered Notes not accepted for exchange or that have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date, in the manner set forth in the next succeeding paragraph.

         Unless otherwise indicated in Box IV (Special Issuance Instructions), certificates for the New Notes (and, if applicable, substitute certificates representing any Old Notes not exchanged) should be issued in the name of the undersigned. Similarly, unless otherwise indicated in Box V (Special Delivery Instructions), certificates for the New Notes (and, if applicable, substitute certificates representing Old Notes not exchanged) should be sent to the undersigned at the address indicated in Box I (Description of Tendered Notes).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.


-----------------------------------------------------------------------------------------------------------------------------------

                                                             BOX I
                                                DESCRIPTION OF TENDERED NOTES*



                                                                               Aggregate
                                                                            Principal Amount                 Aggregate
          Name(s) and Address(es) of Old                  Certificate        Represented by                  Principal
          Note Holder(s), exactly as name(s)              Number(s)            Principal                       Amount
          appear(s) on Old Note Certificate(s)           of Old Notes        Certificate(s)                   Tendered**







                                                                Total



* List the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule attached hereto.
** Tenders of Old Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) set forth above. See Instruction 2.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       BOX II
                                 BENEFICIAL OWNER(S)

    State of Principal Residence of                    Principal Amount of Tendered Notes Held
    Each Beneficial Owner of Tendered Notes            for Account of Beneficial Owner

--------------------------------------------------------------------------------

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                                    BOX III
                               METHOD OF DELIVERY
                               (See Instruction 1)

|_|      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.

|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
         Name(s) of Registered Holder(s)----------------------------------

         Window Ticket Number (if any)------------------------------------

         Date of Execution of Notice of Guaranteed Delivery---------------

         Name of Institution which guaranteed delivery--------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     BOX IV
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for New Notes and/or certificates for Old Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VI (Signature).

Issue:   New Notes issued and/or Old Notes not exchanged to:

Name(s)-------------------------------------------------------------------
                             (Please Type or Print)

       -------------------------------------------------------------------
                             (Please Type or Print)

Address(es)---------------------------------------------------------------

           ---------------------------------------------------------------
                                  (Zip Code)

Taxpayer Identification Number or Social Security Number------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      BOX V
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

         To be completed ONLY if certificates for New Notes and/or certificates for Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VI (Signature) at the address(es) indicated in Box I (Description of Tendered Notes).

Send:    New Notes and/or Old Notes not exchanged to:

Name(s)------------------------------------------------------------------
                             (Please Type or Print)

       ------------------------------------------------------------------
                             (Please Type or Print)


Address(es)--------------------------------------------------------------

           --------------------------------------------------------------
                                    (Zip Code)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     BOX VI
               SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (See Instructions 1 and 3)
            In addition, Substitute Form W-9 on the following page must be completed and signed.

                                                                        , 200__
         --------------------------               ----------------------

                                                                        , 200__
         --------------------------               -----------------------

                                                                        , 200__
         --------------------------               -----------------------
   Signature(s) by Tendering Holder(s)                     Date

Area Code and Telephone Number-------------------------------------------

         For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Issuers, submit herewith evidence satisfactory to the Issuers of authority to so act. See Instruction 3.

Name(s)------------------------------------------------------------------

       ------------------------------------------------------------------
                             (Please Type or Print)

Capacity-----------------------------------------------------------------

Address(es)--------------------------------------------------------------

           --------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone Number-------------------------------------------

Tax Identification Number or Social Security Number----------------------

                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution         -----------------------------------------
                                          (Authorized Name)

                                -----------------------------------------
                                             (Print Name)

                                -----------------------------------------
                                               (Title)

                                -----------------------------------------
                                   (Name of Firm -- Must be an Eligible
                                   Institution as defined in Instruction 3)

                                -----------------------------------------
                                               (Address)

                                -----------------------------------------
                                     (Area Code and Telephone Number)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       PAYORS' NAMES: DENNY'S CORPORATION
                                      HOLDINGS, INC.*

                              Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed).

                              --------------------------------------------
                              Address

                              --------------------------------------------

SUBSTITUTE                    City, State and ZIP Code

 Form W-9                     --------------------------------------------


                              List account number(s) here (optional)

                              --------------------------------------------


Department of the Treasury    Part 1--PLEASE PROVIDE YOUR      Social Security
                              TAXPAYER IDENTIFICATION          or TIN
Number Internal Revenue       NUMBER ("TIN") IN THE BOX
Service                       AT RIGHT AND CERTIFY BY
                              SIGNING AND DATING BELOW.


                              --------------------------------------------

                              Part 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
                              (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. |_|

                              --------------------------------------------

                              Part 3--CERTIFICATION--UNDER THE PENALTIES OR PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE. Awaiting TIN |_|

                              SIGNATURE                       DATE
                                       -------------------         -------


*See Instruction 5.

-------------------------------------------------------------------------------


Note:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
---- WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9 ABOVE.



          CERTIFICATE OF TAXPAYER AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, a portion of payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.


SIGNATURE                                                  DATE
         --------------------------------------------           ----------

-------------------------------------------------------------------------------
                                       9

                               DENNY'S CORPORATION
                             DENNY'S HOLDINGS, INC.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by all holders of Old Notes wishing to participate in the Exchange Offer.


         A properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), certificates representing the Old Notes tendered and all other documents required by this Letter of Transmittal must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to midnight., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.



         Holders who wish to tender their Old Notes but who cannot, prior to midnight, New York City time, on the Expiration Date deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery accompanying this Letter of Transmittal. Pursuant to such procedures, (a) the tender must be made through an Eligible Institution (as defined in Instruction 3); (b) prior to midnight, New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the Tendered Notes and the principal amount of the Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the certificates(s) representing the Tendered Notes and this Letter of Transmittal (or a facsimile thereof), and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) the certificates(s) representing the Tendered Notes in proper form for transfer and this Letter of Transmittal (or a facsimile thereof), and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.



         The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to midnight, New York City time, on the Expiration Date.


         See the discussion set forth under "The Exchange Offer" in the Prospectus.

         2. Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders. Only a holder in whose name Old Notes are registered may execute and deliver this Letter of Transmittal and tender Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Old Notes should (i) contact such registered holder promptly and instruct such registered holder to tender Old Notes on such beneficial owner's behalf, (ii) properly complete and duly execute the form of "Instructions to Registered Holder From Beneficial Owner" accompanying this Letter of Transmittal and (iii) timely deliver the form to such registered holder. The Issuers, the Exchange Agent and the transfer and registrar for the Old Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such beneficial owner. If such beneficial owner wishes to tender Old Notes on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

         Tendered Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Tendered Notes in Box I (Description of Tendered Notes) under the caption "Aggregate Principal Amount Tendered." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered for exchange, then (i) unless otherwise indicated in Box IV (Special Issuance Instructions), certificates evidencing New Notes and untendered Old Notes will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box V (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes).

         3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any Old Notes that are tendered are owned of record by two or more joint owners, all owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, the holders must complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued or any untendered Old Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an "Eligible Institution").

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the Old Notes are tendered by: (i) the registered holder thereof who has not completed Box IV (Special Issuance Instructions) or Box V (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering holders should indicate in the applicable boxes the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing untendered Old Notes are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing New Notes and untendered Old Notes will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes).

         5. Tax Identification Number. Federal income tax law requires a holder whose Old Notes are accepted for exchange to provide the Issuers as payors with a Substitute Form W-9, which contains, among other things, the holder's Taxpayer Identification Number ("TIN"). In the case of an individual the TIN is his or her social security number, and in the case of an entity the TIN is typically the employer identification number. If the holder is a nonresident alien or a foreign entity not subject to backup withholding, the holder must furnish the Issuers with a Form W-8, Certificate of Foreign Status in order to avoid backup withholding. If the holder does not furnish the Issuers a Substitute Form W-9 (with a valid TIN), or other documentation establishing that the holder is eligible for an exemption from backup withholding, the holder will be subject to backup withholding upon the delivery of the New Notes and receipt of any reportable payments made by the Issuers after the exchange. In addition, failure to furnish the Substitute Form W-9, or other documentation establishing an exemption from backup withholding, may subject the holder to penalties.

         If a holder otherwise subject to backup withholding does not have a TIN, it should consult its tax advisor and apply for a TIN. If such a holder does not apply for a TIN, it will be subject to backup withholding under the rules outlined above. If the holder has applied for a TIN or intends to do so in the near future, the holder should indicate that it has "applied for" a TIN on the Substitute Form W-9. If the holder fails to furnish the Issuers with a TIN within 60 days of filing the Substitute Form W-9, the Issuers will apply backup withholding to all payments due to the holder.

         6. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute notes for untendered Old Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes, or if the Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Old Notes that are tendered.

         7. Waiver of Conditions. The Issuers reserve the absolute right to amend, waive or modify any or all conditions relating to the Exchange Offer set forth in the Prospectus.

         8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         9. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front cover and back cover hereof for further instructions.

         10. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right in their sole discretion to

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waive any defects, irregularities or conditions of tender as to any Old Notes.
The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.

         11. Acceptance of Tendered Notes and Issuance of Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Old Notes as promptly as practicable after the Expiration Date and will issue New Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly Tendered Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent. If any Tendered Notes are not accepted for exchange for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes).

         12. Withdrawal. Old Notes that are tendered may be withdrawn only pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Withdrawal of Tenders."

         13. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover hereof.

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                         U.S. Bank National Association,
                              as Exchange Agent


             By Mail or Hand Delivery:    U.S. Bank National Association
                                          180 East 5th Street
                                          St. Paul, Minnesota 55101
                                          Attn.: Specialized Finance Department


             Facsimile Transmission:      (651) 244-1537
             Confirm by Telephone:        (800) 934-6802